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                                 EXHIBIT 10.14

               AMENDMENT NO. 1 - LEASE - 6901 SOUTH PIERCE STREET
                              LITTLETON, COLORADO
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                                  AMENDMENT 1

         THIS AMENDMENT attaches to and forms an integral part of that certain Lease Agreement, dated the 1st day of May, 1991, by and between COLUMBINE VALLEY CORPORATION ("Landlord") and Vectra Bank ("Tenant"), for the premises in the Building known as Suite 105, 6901 South Pierce Street, Littleton, Colorado 80123. In the event of any conflict between the provisions of the Lease to which this Amendment attaches, the terms and conditions of the Amendment shall prevail. Capitalized terms used in the Amendment have the meaning set forth for such terms in the Lease.

         Tenant hereby leases from Landlord and Landlord hereby leases to Tenant the Premises as described in the aforementioned Lease and shown on Exhibit A upon the same terms and conditions and subject to all provisions of the Lease, except as follows:

         1.      The termination date shall be the 31st day of July, 1999.

         2. The Tenant agrees to pay to Landlord as Base Rent for the premises, the total sum of $128,070.00 for the period over which said lease has
been extended.   The Base Rent  shall be payable in advance in equal monthly installments as follows:

         August 1, 1996 - July 31, 1997    $ 3,438.91

         August 1, 1997 - July 31, 1998    $ 3,557.50

         August 1, 1998 - July 31, 1999    $ 3,676.08

         3.      The Tenant Finish Allowance is $8,000.00.   The Tenant finish
allowance is to be applied to suite upgrades.  Any unused allowance  will  e
retained by  Landlord.    Tenant  will  be responsible for furniture moving
costs and any cost premium for work done after hours.

         As Amended herein, the Lease shall continue in full force and effect, and the parties hereto hereby ratify and reaffirm the Lease as Amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 31st day of July, 1996.

                                        LANDLORD:

                                        Columbine Valley Corporation

                                        By: /s/ P. David Kennedy
                                          --------------------------------
                                            P. David Kennedy, President

                                        TENANT:

                                        Vectra Bank

                                        By: /s/ June Kilburn
                                          --------------------------------
                                            June Kilburn, Controller





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